CUSIP NO. 15677210513D                                             PAGE 20 OF 22


                                                                       EXHIBIT 1
                                                                       ---------



                             JOINT FILING AGREEMENT

                  Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.


INTERNATIONAL MANAGED CARE, LLC, a Delaware limited liability company

         By:   Insurance Partners, L.P., a Delaware limited
               partnership, its managing member

               By:  Insurance GenPar, L.P., a Delaware limited
                    partnership, its general partner

                    By:  Insurance GenPar MGP, L.P., a Delaware
                         limited partnership, its general partner

                         By:  Insurance GenPar MGP, Inc., a Delaware
                              corporation, its general partner

                              By:   /s/ Robert A. Spass
                                    -------------------------------------------
                                    Name:   Robert A. Spass
                                    Title:  President


INSURANCE PARTNERS, L.P., a Delaware limited partnership

         By: Insurance GenPar, L.P., a Delaware limited partnership, its general partner

               By: Insurance GenPar MGP, L.P., a Delaware limited partnership, its general partner

                    By:  Insurance GenPar MGP, Inc., a Delaware
                         corporation, its general partner


                         By:   /s/ Robert A. Spass
                               -------------------------------------------
                               Name:   Robert A. Spass
                               Title:  President

CUSIP NO. 15677210513D                                             PAGE 21 OF 22


INSURANCE GENPAR, L.P., a Delaware limited partnership

         By:   Insurance GenPar MGP, L.P., a Delaware limited
               partnership, its general partner

               By: Insurance GenPar MGP, Inc., a Delaware corporation, its general partner

                    By:   /s/ Robert A. Spass
                          -------------------------------------------
                          Name:   Robert A. Spass
                          Title:  President


INSURANCE GENPAR MGP, L.P., a Delaware limited partnership

         By: Insurance GenPar MGP, Inc., a Delaware corporation, its general partner

               By:   /s/ Robert A. Spass
                     -------------------------------------------
                     Name:   Robert A. Spass
                     Title:  President


INSURANCE GENPAR MGP, INC., a Delaware corporation


         By:   /s/ Robert A. Spass
               -------------------------------------------
               Name:   Robert A. Spass
               Title:  President


INTERNATIONAL MANAGED CARE (BERMUDA), L.P., a Bermuda limited partnership

         By: Insurance Partners Offshore (Bermuda), L.P., a Bermuda limited partnership, its general partner

               By: Insurance GenPar (Bermuda), L.P., a Bermuda limited partnership, its general partner

                    By:  Insurance GenPar (Bermuda) MGP, L.P., a
                         Bermuda limited partnership, its general partner

                         By:  Insurance GenPar (Bermuda) MGP, Ltd., a
                              Bermuda corporation, its general partner

                              By:   /s/ Robert A. Spass
                                    -------------------------------------------
                                    Name:   Robert A. Spass
                                    Title:  President

CUSIP NO. 15677210513D                                             PAGE 22 OF 22


INSURANCE PARTNERS OFFSHORE (BERMUDA), L.P., a Bermuda limited partnership

         By: Insurance GenPar (Bermuda), L.P., a Bermuda limited partnership, its general partner

               By: Insurance GenPar (Bermuda) MGP, L.P., a Bermuda limited partnership, its general partner

                    By:  Insurance GenPar (Bermuda) MGP, Ltd., a
                         Bermuda corporation, its general partner

                         By:   /s/ Robert A. Spass
                               -------------------------------------------
                               Name:   Robert A. Spass
                               Title:  President


INSURANCE GENPAR (BERMUDA), L.P., a Bermuda limited partnership

         By: Insurance GenPar (Bermuda) MGP, L.P., a Bermuda limited partnership, its general partner

               By: Insurance GenPar (Bermuda) MGP, Ltd., a Bermuda corporation, its general partner

                    By:   /s/ Robert A. Spass
                          -------------------------------------------
                          Name:   Robert A. Spass
                          Title:  President


INSURANCE GENPAR (BERMUDA) MGP, L.P., a Bermuda limited partnership

         By:   Insurance GenPar (Bermuda) MGP, Ltd., a Bermuda
               corporation, its general partner


               By:   /s/ Robert A. Spass
                     -------------------------------------------
                     Name:   Robert A. Spass
                     Title:  President


INSURANCE GENPAR (BERMUDA) MGP, LTD., a Bermuda corporation

         By:   /s/ Robert A. Spass
               -------------------------------------------
               Name:   Robert A. Spass
               Title:  President